Patrick Industries, Inc.
(Nasdaq: PATK)

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the  common stock of Patrick Industries, Inc. and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues and income, wherever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. Patrick Industries, Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in the reports and documents that Patrick Industries, Inc.  files with the Securities and Exchange Commission, including Patrick Industries Inc.’s Annual Report on Form 10-K
for the year ended December 31, 2005. There are a number of factors, many of which are beyond control of Patrick Industries, Inc., which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials, availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, oil and gasoline prices, the outcome of litigation, volume of orders related to hurricane damage and operating margins on such business, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes..

Disclaimer

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Markets by Revenue

MH
45%
RV
28%
Industrial
27%

Page 3

About Patrick Industries

A leading manufacturer and
distributor of building and component
products for the following markets:

Manufactured Housing (MH)

Recreational Vehicle (RV)

Industrial Markets: kitchen cabinet,
home and office furniture, marine,
fixture/commercial furnishings

Supply virtually all major RV and MH
OEMs

Increasing penetration into industrial
markets

History

1959 – Company founded by Mervin Lung as a distributor to the MH industry

1961 – Date of Incorporation

1968 – Company taken public

1968 – Acquires Mobilcraft Door and Midwest lamination

1972 – Starts first Panel lamination division

1980 – Acquires ILC Products – Aluminum extrusion division

1986 – Paul Hassler leads Company into industrial market in CA

1989 – David Lung named President

2003 – David Lung retires

2004 – Paul Hassler elected President & CEO

National Reach

Based in Elkhart, Ind., Patrick Industries
operates through 12 distribution centers
and 15 manufacturing facilities located in
13 states.

Patrick distribution centers.

Patrick manufacturing divisions.

Manufactured Products

Manufactured Products:

Make-to-order laminated products
using the latest in lamination
technology, including vinyl, paper,
veneers and high pressure
laminates (HPL)

Cut to Size, boring, foiling &
Edgebanding

Wrapped profile moldings

Custom-made extruded aluminum
products

Manufactured drawer sides and
bottoms

Pre-finished cabinet doors

Adhesives

Manufacturing Divisions:

Patrick Lamination

Patrick Metals

Nickell Enterprises

Patrick Door

Patrick Moulding

Sun Adhesives

Distributed Products

Pre-finished wall and ceiling
panels

Drywall and drywall finishing
products

Particleboard

Vinyl and cement siding

Interior passage doors

Resilient flooring

Decorative Tile

Hardwood flooring

Shelving and closet systems

Floor sealer

Sheet stock high pressure
laminates (HPL)

Decorative wood veneers and
wood products

Roofing products

Close-off material

Insulation

Decorative mirrors and glass

Bottom board

Wood glue and hot melt glue

Interior paint

Transition to New Management
& Ownership

Patrick founded by Mervin Lung in 1959; IPO in 1968

New management team formed in 2004

Mervin Lung, largest shareholder, retires and sells total
interest (27.5%) to Tontine Capital Partners in 2005

New management team implementing new strategic growth
plan 2005-2006

New Strategic Plan

Increased market penetration

Enhanced capacity utilization

Improving operating efficiencies

New marketing and product development

Strategic, accretive acquisition opportunities to further drive growth and shareholder value.

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 10

New Products

Exclusive supplier of Lamitech™ high pressure laminates

Supplier of Beauflor resilient flooring product; introducing a cutting edge European technology which provides superior
quality helping to  reduce warranty costs for manufactured
homes

New powder paint facility for aluminum extrusions opening in early 2007; Will be one of only three in North America with
these capabilities

Almost $2.0 million in top-line growth from new products year-
to-date in 2006

PATRICK INDUSTRIES, INC.
Nasdaq: PATK

Segments by Revenue
Manf. Products 49%
Distributed Products 33%
Other Manf. 5%
Engineered Solutions 13%

Page 11

Business Segments

Manufactured Products produced
at 11 manufacturing facilities across
the U.S.

Distributed Products from 12
distribution centers across the U.S.

Engineered Solutions including
aluminum extrusion and fabrication
operations.

Other Manufactured products,
including adhesives, cabinet doors
and a machine manufacturing
division.

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 12

Major Customers

MH market:

Clayton/Oakwood  (a
division of Berkshire
Hathaway)

Champion (NYSE: CHB)

Fleetwood (NYSE: FLE)

Palm Harbor Homes
(Nasdaq: PHHM)

Skyline (NYSE: SKY)

Industrial market:

Saco Industries (private)

Commercial Wood (private)

Hitachi (NYSE: HIT)

Kitchen Kompact (private)

Stack-a-Shelf (a division of
Emerson)

Zee Manufacturing (private)

RV market:

Fleetwood (NYSE: FLE)

Forest River (a division of
Berkshire Hathaway)

Monaco Coach (NYSE: MNC)

Skyline (NYSE: SKY)

Thor (NYSE: THO)

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

$1,500
$1,000
$500
$0
2001
2002
2003
2004
2005
2006**

Page 13

Patrick’s Content per MH*

*Based on Patrick industry sales divided by gross  industry unit sales

** 2006 Forecast

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

$400
$350
$300
$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006**

Page 14

Patrick’s Content per RV*

*Based on Patrick industry sales divided by gross  industry unit sales

** 2006 Forecast

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 15

Third Quarter 2006 Results

Net sales of $90.8 million, 12% increase compared to last year’s 3Q

EPS of $0.08 per share compared with $0.03 per share in 3Q 2005

Increased sales led to increased profitability, as management continues to keep fixed costs comparable from period to period

Operating income increased 66% compared to 3Q 2005

3Q 2006 included approximately $500,000 of incremental acquisition costs related to the Company’s investigation of strategic growth opportunities

EPS of $0.50 for 9 months exceeded EPS of $0.30 for whole of 2005

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

$400
$350
$300
$250
$200
$150
$100
$50
$0
$293.1
$308.8
$274.7
$301.6
$323.4
$274.8
2001
2002
2003
2004
2005
9-Months, 2006

$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
($1.50)
($2.00)
($1.28)
$0.02
($0.01)
$0.13
$0.30
$0.50
2001
2002
2003
2004
2005
9-Months, 2006

Page 16

Financial Results

Revenue
(in millions of dollars)

EPS

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 17

Acquisition Strategy

Immediate accretion

High-quality/due-diligence emphasis

Maximum 5x - 6x multiple

Experienced, quality-driven management team

Strategic fit with existing businesses

Diversification

Strong market position

Quality customer relationships

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 18

Investment Highlights

Platform established for future growth

New experienced management team and strategic plan

Introducing new products

Solid balance sheet and low leverage position

Growing market share and increasing sales volume to leverage operating efficiencies across fixed overhead

Aggressively exploring strategic, accretive acquisition opportunities

Improving financial results despite difficult MH market

Diversification into industrial markets beyond RV and MH

New investor relations strategy to expand awareness of story

PATRICK INDUSTRIES, INC.
Nasdaq: **PATK**

Page 19

For More Information

Company Contact:

Andy L. Nemeth, CFO

Patrick Industries, Inc.

574-294-7511 / nemetha@patrickind.com

Website: www.patrickind.com

Investor Relations Contact:

Ryan McGrath, Jeff Lambert

Lambert, Edwards & Associates, Inc.

616-233-0500 / mail@lambert-edwards.com